Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IGI Laboratories, Inc. (the “Company”) on Form 10-Q for the quarterly ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason
Grenfell-Gardner, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2013

/s/	Jason Grenfell-Gardner
Jason Grenfell-Gardner
President and Chief Executive Officer
(Principal Executive Officer)